EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of PortaltoChina.com, Inc. on Form 10-QSB for the quarter ended February 29, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Caroline Rechia, Chief Executive Officer, President, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  April  3,  2008                    By: /s/ Caroline Rechia
                                          Caroline  Rechia
                                          President,  Chief  Executive  Officer,
                                          Chief  Financial  Officer  and
                                          Principal  Accounting  Officer